                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                      IO

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance    $1,290,158,636
Aggregate Original Principal Balance       $1,290,274,516
Number of Mortgage Loans                        4,851

                              MINIMUM          MAXIMUM          AVERAGE (1)
                              -------          -------          -----------
Original Principal Balance    $20,000        $1,500,000          $265,981
Outstanding Principal
Balance                       $20,000        $1,500,000          $265,957

                              MINIMUM          MAXIMUM       WEIGHTED AVERAGE (2)
                              -------          -------       --------------------
Original Term (mos)             180              360                360
Stated Remaining Term (mos)     178              359                358
Loan Age (mos)                   1               15                  2
Current Interest Rate         4.750%           9.625%             6.701%
Initial Interest Rate Cap     1.000%           3.000%             2.993%
Periodic Rate Cap             1.000%           1.000%             1.000%
Gross Margin                  3.500%           7.500%             5.304%
Maximum Mortgage Rate         10.750%          15.625%            12.686%
Minimum Mortgage Rate         4.750%           9.625%             6.686%
Months to Roll                   3               59                 26
Original Loan-to-Value        19.69%           99.99%             80.03%
Credit Score (3)                540              813                664

                              EARLIEST          LATEST
                              --------          ------
Maturity Date               10/01/2020       11/01/2035


                            PERCENT OF                             PERCENT OF
LIEN POSITION              MORTGAGE POOL    YEAR OF ORIGINATION   MORTGAGE POOL
-------------              -------------    -------------------   -------------
1st Lien                          100.00%   2004                        0.01%
                                            2005                        99.99
OCCUPANCY
Primary                            97.22%   LOAN PURPOSE
Second Home
                                     0.47   Purchase                   78.10%
                                            Refinance - Rate
Investment                           2.31   Term                         1.67
                                            Refinance - Cashout         20.23
LOAN TYPE
Fixed Rate                          2.31%   PROPERTY TYPE
                                            Single Family
ARM                                 97.69   Residence                  64.26%
                                            Planned Unit
                                            Development                 22.00
AMORTIZATION TYPE
                                            Condominium                  9.86
Fully Amortizing                    0.00%   Two-to-Four Family           3.89
Interest-Only                     100.00%   Modular Home                    -
Balloon                                 -

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                       AGGREGATE                                   WEIGHTED   AVERAGE   WEIGHTED
                        NUMBER OF      PRINCIPAL         PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
RANGE OF                MORTGAGE        BALANCE           MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
MORTGAGE RATES            LOANS       OUTSTANDING           POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
--------------            -----       -----------           ----          ------     -----  -----------    ---      ---       --
5.000% or less              12         $2,864,510           0.22%         4.918%      699     $238,709    78.80%   96.27%   100.00%
5.001% to 5.500%            88         23,903,979           1.85          5.391       688      271,636    77.91    85.87    100.00
5.501% to 6.000%           597        188,286,662          14.59          5.872       684      315,388    78.73    82.78    100.00
6.001% to 6.500%         1,268        383,056,860          29.69          6.335       676      302,095    79.14    67.05    100.00
6.501% to 7.000%         1,429        368,702,807          28.58          6.812       660      258,015    79.54    53.76    100.00
7.001% to 7.500%           828        186,077,537          14.42          7.297       650      224,731    81.25    50.34    100.00
7.501% to 8.000%           417         92,748,498           7.19          7.793       632      222,418    83.14    57.04    100.00
8.001% to 8.500%           145         28,821,324           2.23          8.302       627      198,768    86.33    72.31    100.00
8.501% to 9.000%            56         12,984,165           1.01          8.795       599      231,860    87.51    64.42    100.00
9.001% to 9.500%            10          2,532,293           0.20          9.240       588      253,229    90.56    72.53    100.00
9.501% to 10.000%            1            180,000           0.01          9.625       562      180,000    90.00   100.00    100.00
                         -----     --------------         ------          -----       ---     --------    -----    -----    ------
TOTAL:                   4,851     $1,290,158,636         100.00%         6.701%      664     $265,957    80.03%   62.94%   100.00%
                         =====     ==============         ======          =====       ===     ========    =====    =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 9.625% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.701% per annum.





REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                              WEIGHTED   AVERAGE   WEIGHTED
RANGE OF                     NUMBER OF      PRINCIPAL    PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
REMAINING MONTHS             MORTGAGE        BALANCE      MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
TO STATED MATURITY             LOANS       OUTSTANDING      POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
------------------             -----       -----------      ----          ------     -----  -----------    ---      ---       --
169 to 180                        6         $1,652,093       0.13%         7.394%    638       $275,349    80.32%   53.09%   100.00%
337 to 348                        1            116,249       0.01          6.000     705        116,249    79.97   100.00    100.00
349 to 360                    4,844      1,288,390,293      99.86          6.701     664        265,977    80.03    62.95    100.00
                              -----     --------------     ------          -----     ---       --------    -----    -----    ------
TOTAL:                        4,851     $1,290,158,636     100.00%         6.701%    664       $265,957    80.03%   62.94%   100.00%
                              =====     ==============     ======          =====     ===       ========    =====    =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                               WEIGHTED   AVERAGE   WEIGHTED
RANGE OF                NUMBER OF     PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN  MORTGAGE       BALANCE       MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
PRINCIPAL BALANCES        LOANS      OUTSTANDING       POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
------------------        -----      -----------       ----          ------     -----  -----------    ---      ---       --
$50,000 or less             15          $663,683        0.05%         7.434%       641     $44,246    75.16%   81.92%   100.00%

$50,001 to $100,000        375        30,976,627        2.40          7.064       636       82,604    78.88    87.98    100.00

$100,001 to $150,000       864       109,386,016        8.48          6.908       648      126,604    79.94    78.44    100.00

$150,001 to $200,000       895       156,413,960       12.12          6.865       651      174,764    80.00    71.72    100.00

$200,001 to $250,000       662       148,885,156       11.54          6.755       655      224,902    80.06    67.20    100.00

$250,001 to $300,000       559       153,542,115       11.90          6.680       662      274,673    79.96    57.83    100.00

$300,001 to $350,000       391       127,053,768        9.85          6.682       666      324,946    79.99    53.84    100.00

$350,001 to $400,000       304       114,261,396        8.86          6.620       673      375,860    80.88    49.97    100.00

$400,001 to $450,000       190        80,694,410        6.25          6.615       672      424,707    80.18    51.43    100.00

$450,001 to $500,000       177        84,213,439        6.53          6.588       670      475,782    80.57    52.09    100.00

$500,001 to $550,000        98        51,353,604        3.98          6.694       680      524,016    80.17    45.86    100.00

$550,001 to $600,000        93        53,684,067        4.16          6.605       667      577,248    80.73    63.43    100.00

$600,001 to $650,000        49        30,650,022        2.38          6.691       664      625,511    79.99    58.97    100.00

$650,001 to $700,000        45        30,421,984        2.36          6.643       672      676,044    80.36    57.90    100.00

$700,001 to $750,000        32        23,268,218        1.80          6.500       679      727,132    79.14    65.63    100.00

$750,001 to $800,000        24        18,708,370        1.45          6.485       672      779,515    79.31    79.07    100.00

$800,001 to $850,000        12         9,956,634        0.77          6.388       681      829,720    82.08    91.52    100.00

$850,001 to $900,000        17        14,941,796        1.16          6.435       687      878,929    78.70    82.25    100.00

$900,001 to $950,000         9         8,388,799        0.65          6.612       672      932,089    76.55    66.60    100.00

$950,001 to $1,000,000      20        19,685,041        1.53          6.469       684      984,252    78.25    84.81    100.00

$1,000,001 or greater       20        23,009,530        1.78          6.379       717    1,150,477    78.22    84.61    100.00
                         -----    --------------      ------          -----       ---    ---------    -----    -----    ------
TOTAL:                   4,851    $1,290,158,636      100.00%         6.701%      664     $265,957    80.03%   62.94%   100.00%
                         =====    ==============      ======          =====       ===     ========    =====    =====    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $1,500,000 and the average outstanding principal balance of the Mortgage Loans was approximately $265,957.





PRODUCT TYPES

                                              AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                            NUMBER OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE          BALANCE      MORTGAGE      AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES                 LOANS         OUTSTANDING      POOL        COUPON     SCORE  OUTSTANDING     LTV      DOC       IO
-------------                 -----         -----------      ----        ------     -----  -----------     ---      ---       --
15 Year Fixed Loans             5         $1,388,400         0.11%        7.326%    635     $277,680       78.48%   44.18%   100.00%

30 Year Fixed Loans           123         28,133,400          2.18        7.338     639      228,727       78.35    87.48    100.00

6 Month LIBOR ARM              14          4,497,664          0.35        6.255     667      321,262       79.08    46.67    100.00

2/28 LIBOR ARM              3,529        968,997,863         75.11        6.716     663      274,581       80.13    59.71    100.00

3/27 LIBOR ARM                987        233,923,333         18.13        6.618     663      237,004       80.36    70.94    100.00

5/25 LIBOR ARM                192         52,954,283          4.10        6.489     691      275,804       77.80    75.36    100.00

Balloon Loans                   1            263,693          0.02        7.750     651      263,693       90.00   100.00    100.00
                            -----     --------------        ------        -----     ---     --------       -----   ------    ------
TOTAL:                      4,851     $1,290,158,636        100.00%       6.701%    664     $265,957       80.03%  62.94%    100.00%
                            =====     ==============        ======        =====     ===     ========       =====   =====     ======

ADJUSTMENT TYPE

                                          AGGREGATE                              WEIGHTED   AVERAGE   WEIGHTED
                         NUMBER OF        PRINCIPAL    PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
                         MORTGAGE          BALANCE      MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
ADJUSTMENT TYPE            LOANS         OUTSTANDING      POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
---------------            -----         -----------      ----          ------     -----  -----------    ---      ---       --
ARM                       4,722        $1,260,373,143      97.69%        6.686%     665    $266,915     80.07%   62.40%    100.00%

Fixed Rate                  129            29,785,493       2.31         7.342      639     230,895     78.46    85.57     100.00
                          -----        --------------     ------         -----      ---    --------     -----    -----     ------
TOTAL:                    4,851        $1,290,158,636     100.00%        6.701%     664    $265,957     80.03%   62.94%    100.00%
                          =====        ==============     ======         =====      ===    ========     =====    =====     ======



AMORTIZATION TYPE

                                              AGGREGATE                           WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
                             MORTGAGE          BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE              LOANS         OUTSTANDING      POOL       COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
-----------------              -----         -----------      ----       ------     -----  -----------    ---      ---       --
Balloon                            1           $263,693        0.02%      7.750%    651      $263,693     90.00%  100.00%   100.00%
60 Month Interest-Only         4,850      1,289,894,943       99.98       6.701     664       265,958     80.03    62.93    100.00
                               -----     --------------      ------       -----     ---      --------     -----    -----    ------
TOTAL:                         4,851     $1,290,158,636      100.00%      6.701%    664      $265,957     80.03%   62.94%   100.00%
                               =====     ==============      ======       =====     ===      ========     =====    =====    ======

STATE DISTRIBUTIONS OF MORTGAGED
PROPERTIES

                                             AGGREGATE                           WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
                             MORTGAGE         BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
GEOGRAPHIC LOCATION            LOANS        OUTSTANDING      POOL       COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
-------------------            -----        -----------      ----       ------     -----  -----------    ---      ---       --
Alabama                           24        $2,836,825       0.22%      7.328%      623     $118,201    80.22%   85.11%    100.00%

Arizona                          141        30,212,618       2.34       6.747       651      214,274    79.74    77.63     100.00

Arkansas                           5           646,500       0.05       6.409       700      129,300    79.99    60.90     100.00

California                      1733       657,155,863      50.94       6.525       672      379,201    79.33    56.10     100.00

Colorado                         157        29,093,908       2.26       6.786       650      185,312    79.73    66.37     100.00

Connecticut                       23         5,311,914       0.41       7.049       647      230,953    80.75    53.86     100.00

Delaware                           5         1,025,295       0.08       7.566       620      205,059    79.99    64.64     100.00

District of Columbia               7         2,437,299       0.19       7.054       683      348,186    83.15    46.91     100.00

Florida                          371        83,632,251       6.48       7.006       662      225,424    81.08    62.35     100.00

Georgia                          194        34,559,384       2.68       7.026       648      178,141    81.20    83.95     100.00

Idaho                             18         2,194,287       0.17       6.621       646      121,905    79.50    79.18     100.00

Illinois                         180        39,394,080       3.05       7.119       659      218,856    82.43    58.96     100.00

Indiana                           19         2,371,935       0.18       6.788       648      124,839    82.08    79.09     100.00

Iowa                               3           325,473       0.03       7.195       630      108,491    78.64   100.00     100.00

Kansas                             8           797,262       0.06       7.206       625       99,658    80.75   100.00     100.00

Kentucky                          16         1,951,962       0.15       6.841       622      121,998    81.19   100.00     100.00

Maine                              8         1,263,200       0.10       7.168       652      157,900    80.00    75.08     100.00

Maryland                         150        41,314,754       3.20       6.912       642      275,432    79.87    80.21     100.00

Massachusetts                     67        17,306,557       1.34       6.960       667      258,307    80.84    63.31     100.00

Michigan                         127        20,479,971       1.59       7.082       641      161,260    83.13    66.80     100.00

Minnesota                        174        33,558,705       2.60       6.810       667      192,866    80.83    64.93     100.00

Mississippi                        4           695,540       0.05       7.356       634      173,885    84.71   100.00     100.00

Missouri                          34         4,605,588       0.36       7.139       645      135,458    81.93    78.03     100.00

Montana                            2           239,250       0.02       7.509       576      119,625    79.82   100.00     100.00

Nevada                           164        40,346,439       3.13       6.756       659      246,015    80.27    62.89     100.00

New Hampshire                      9         1,873,266       0.15       7.397       625      208,141    80.00    73.01     100.00

New Jersey                        56        15,775,403       1.22       6.793       655      281,704    80.46    56.67     100.00

New Mexico                         8         1,719,580       0.13       7.003       621      214,947    80.64    93.58     100.00

New York                          86        34,153,923       2.65       6.741       688      397,139    79.71    48.29     100.00

North Carolina                    94        15,990,264       1.24       6.947       654      170,109    81.21    85.08     100.00

North Dakota                       2           196,000       0.02       5.884       679       98,000    80.00    51.22     100.00

Ohio                             141        18,329,188       1.42       7.031       644      129,994    81.66    78.93     100.00

Oklahoma                          11         1,090,470       0.08       7.434       618       99,134    82.42    84.98     100.00

Oregon                           172        30,780,250       2.39       6.667       656      178,955    80.66    81.39     100.00

Pennsylvania                      29         4,783,203       0.37       7.008       655      164,938    82.01    78.94     100.00

Rhode Island                      20         4,238,300       0.33       6.864       675      211,915    81.35    68.46     100.00

South Carolina                    35         7,679,870       0.60       6.940       650      219,425    83.28    68.04     100.00

South Dakota                       3           187,200       0.01       6.861       684       62,400    80.00    42.31     100.00

Tennessee                         69         8,365,640       0.65       7.121       631      121,241    80.62    77.45     100.00

Texas                             51         8,131,623       0.63       6.875       651      159,444    80.79    72.83     100.00

Utah                             162        26,201,013       2.03       6.738       658      161,735    79.90    71.99     100.00

Vermont                            1           160,000       0.01       5.625       661      160,000    80.00   100.00     100.00

Virginia                          68        18,931,213       1.47       6.764       655      278,400    79.10    72.08     100.00

Washington                       157        31,264,518       2.42       6.606       653      199,137    80.62    84.47     100.00

West Virginia                     11         1,552,850       0.12       6.430       644      141,168    80.67   100.00     100.00

Wisconsin                         30         4,622,502       0.36       6.928       655      154,083    80.59    81.93     100.00

Wyoming                            2           375,500       0.03       7.550       598      187,750    82.76    72.44     100.00
                               -----    --------------     ------       -----       ---     --------    -----    -----     ------
TOTAL:                         4,851    $1,290,158,636     100.00%      6.701%      664     $265,957    80.03%   62.94%    100.00%
                               =====    ==============     ======       =====       ===     ========    =====    =====     ======

(1) No more than approximately 0.46% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                              WEIGHTED   AVERAGE   WEIGHTED
                         NUMBER OF        PRINCIPAL    PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE          BALANCE      MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL    FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS         OUTSTANDING      POOL          COUPON     SCORE  OUTSTANDING    LTV       DOC       IO
--------------------       -----         -----------      ----          ------     -----  -----------    ---       ---       --
10.01% to 20.00%             1       $      125,000        0.01%         6.625%    677      $125,000      19.69%    0.00%   100.00%

20.01% to 30.00%             7              627,882        0.05          6.813     641        89,697      24.98    56.04    100.00

30.01% to 40.00%            10            1,649,602        0.13          6.723     615       164,960      35.02    64.44    100.00

40.01% to 50.00%            31            6,402,691        0.50          6.600     638       206,538      46.08    82.42    100.00

50.01% to 60.00%            41           11,275,282        0.87          6.736     632       275,007      56.62    54.63    100.00

60.01% to 70.00%           124           32,734,920        2.54          6.642     645       263,991      66.40    54.23    100.00

70.01% to 75.00%           101           36,320,906        2.82          6.620     658       359,613      73.79    65.26    100.00

75.01% to 80.00%          3963        1,054,467,174       81.73          6.574     668       266,078      79.91    63.66    100.00

80.01% to 85.00%           133           32,324,910        2.51          7.562     629       243,044      84.63    58.15    100.00

85.01% to 90.00%           324           83,717,248        6.49          7.680     647       258,387      89.65    54.03    100.00

90.01% to 95.00%           115           30,113,070        2.33          7.666     671       261,853      94.74    73.22    100.00

95.01% to 100.00%            1              399,950        0.03          8.375     686       399,950      99.99   100.00    100.00
                         -----       --------------      ------          -----     ---      --------      -----    -----    ------
TOTAL:                   4,851       $1,290,158,636      100.00%         6.701%    664      $265,957      80.03%   62.94%   100.00%
                         =====       ==============      ======          =====     ===      ========      =====    =====    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.69% to 99.99%.





LOAN PURPOSE

                                            AGGREGATE                            WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
                             MORTGAGE        BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
LOAN PURPOSE                   LOANS       OUTSTANDING       POOL       COUPON     SCORE  OUTSTANDING    LTV      DOC        IO
------------                   -----       -----------       ----       ------     -----  -----------    ---      ---        --
Purchase                       3,800     $1,007,632,032      78.10%     6.653%     670    $265,166       80.44%   62.91%    100.00%

Refinance - Cashout              964        261,004,469      20.23      6.873      643     270,752       78.63    62.50     100.00

Refinance - Rate Term             87         21,522,135       1.67      6.874      639     247,381       78.05    69.72     100.00
                               -----     --------------     ------      -----      ---    --------       -----    -----     ------
TOTAL:                         4,851     $1,290,158,636     100.00%     6.701%     664    $265,957       80.03%   62.94%    100.00%
                               =====     ==============     ======      =====      ===    ========       =====    =====     ======





PROPERTY TYPE

                                              AGGREGATE                          WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                             MORTGAGE          BALANCE     MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL    FULL    PERCENT
PROPERTY TYPE                  LOANS         OUTSTANDING     POOL       COUPON     SCORE  OUTSTANDING    LTV       DOC      IO
-------------                  -----         -----------     ----       ------     -----  -----------    ---       ---      --
Single Family Residence      3,207       $  829,081,673     64.26%        6.709%    662    $258,523      79.98%   61.38%   100.00%

Planned Unit Development       960          283,786,338     22.00         6.704     662     295,611      80.23    70.00    100.00

Condominium                    526          127,149,477      9.86         6.612     671     241,729      79.93    61.39    100.00

Two-to-Four Family             158           50,141,148      3.89         6.794     685     317,349      80.07    52.73    100.00
                             -----       --------------    ------         -----     ---    --------      -----    -----    ------
TOTAL:                       4,851       $1,290,158,636    100.00%        6.701%    664    $265,957      80.03%   62.94%   100.00%
                             =====       ==============    ======         =====     ===    ========      =====    =====    ======

DOCUMENTATION

                                           AGGREGATE                           WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                             MORTGAGE       BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL     FULL    PERCENT
DOCUMENTATION                  LOANS      OUTSTANDING      POOL       COUPON     SCORE  OUTSTANDING    LTV        DOC       IO
-------------                  -----      -----------      ----       ------     -----  -----------    ---        ---       --
Full Documentation            3,255    $  812,010,280    62.94%      6.614%       654   $249,466      80.04%    100.00%   100.00%

No Income Verification        1,546       455,508,418     35.31       6.842       681    294,637      79.85       0.00    100.00

Stated Plus                      32        17,376,734      1.35       7.067       677    543,023      84.46       0.00    100.00
Limited Income
Verification                     18         5,263,205      0.41       6.790       662    292,400      80.66       0.00    100.00
                              -----    --------------    ------       -----       ---   --------      -----      -----    ------
TOTAL:                        4,851    $1,290,158,636    100.00%      6.701%      664   $265,957      80.03%     62.94%   100.00%
                              =====    ==============    ======       =====       ===   ========      =====      =====    ======


OCCUPANCY

                              AGGREGATE                         WEIGHTED   AVERAGE   WEIGHTED
                NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
                MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
OCCUPANCY         LOANS      OUTSTANDING     POOL      COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
---------         -----      -----------     ----      ------     -----  -----------    ---      ---      --
Primary          4,686    $1,254,293,027     97.22%     6.680%    663    $267,668      79.91%   62.21%   100.00%

Investment         137        29,759,820      2.31      7.465     691     217,225      84.09    89.43    100.00

Second Home         28         6,105,789      0.47      7.427     682     218,064      85.23    83.51    100.00
                 -----    --------------    ------      -----     ---    --------      -----    -----    ------
TOTAL:           4,851    $1,290,158,636    100.00%     6.701%    664    $265,957      80.03%   62.94%   100.00%
                 =====    ==============    ======      =====     ===    ========      =====    =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.




MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                          WEIGHTED   AVERAGE   WEIGHTED
                   NUMBER OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
MORTGAGE LOAN      MORTGAGE          BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
AGE (MONTHS)         LOANS         OUTSTANDING      POOL      COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
------------         -----         -----------      ----      ------     -----  -----------    ---      ---       --
1                      22     $    4,653,295       0.36%       6.668%     647    $211,513      77.55%  75.07%    100.00%

2                   4,334      1,150,348,402      89.16        6.712      664     265,424      80.01   63.40     100.00

3                     352         92,867,188       7.20        6.720      667     263,827      80.29   58.37     100.00

4                     114         33,826,173       2.62        6.372      671     296,721      80.48   56.69     100.00

5                      19          6,000,427       0.47        6.188      649     315,812      79.84   58.15     100.00

6                       6          1,717,200       0.13        6.798      635     286,200      83.73   91.94     100.00

7                       2            434,700       0.03        7.075      641     217,350      84.90  100.00     100.00

8                       1            195,000       0.02        7.125      564     195,000      67.24  100.00     100.00

15                      1            116,249       0.01        6.000      705     116,249      79.97  100.00     100.00
                    -----     --------------     ------        -----      ---    --------      -----   -----     ------
TOTAL:              4,851     $1,290,158,636     100.00%       6.701%     664    $265,957      80.03%  62.94%    100.00%
                    =====     ==============     ======        =====      ===    ========      =====   =====     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                          WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
ORIGINAL PREPAYMENT          MORTGAGE          BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
PENALTY TERM                   LOANS         OUTSTANDING      POOL      COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
------------                   -----         -----------      ----      ------     -----  -----------    ---      ---       --
None                             904     $  242,743,728       18.82%     6.986%    666       $268,522    80.93%   61.06%   100.00%

12 Months                        313        115,343,067        8.94      6.957     669        368,508    80.49    58.26    100.00

24 Months                       2476        659,892,223       51.15      6.632     664        266,515    79.67    60.72    100.00

36 Months                       1158        272,179,617       21.10      6.508     659        235,043    79.92    71.97    100.00
                               -----     --------------      ------      -----     ---       --------    -----    -----    ------
TOTAL:                         4,851     $1,290,158,636      100.00%     6.701%    664       $265,957    80.03%   62.94%   100.00%
                               =====     ==============      ======      =====     ===       ========    =====    =====    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.





CREDIT SCORES

                                  AGGREGATE                                   WEIGHTED   AVERAGE   WEIGHTED
                   NUMBER OF      PRINCIPAL         PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
RANGE OF           MORTGAGE        BALANCE           MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL       PERCENT
CREDIT SCORES        LOANS       OUTSTANDING           POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC          IO
-------------        -----       -----------           ----          ------     -----  -----------    ---      ---          --
540 to 550           30       $    5,711,751           0.44%         8.269%      545    $190,392      76.70%   95.61%     100.00%

551 to 575          115           22,072,885           1.71          7.778       564     191,938      77.62    93.47      100.00

576 to 600          368           66,358,184           5.14          7.464       590     180,321      79.67    95.67      100.00

601 to 625          849          190,524,361          14.77          6.916       613     224,410      79.72    85.15      100.00

626 to 650          968          251,762,914          19.51          6.720       640     260,086      80.09    68.89      100.00

651 to 675          969          281,970,268          21.86          6.592       663     290,991      80.10    53.23      100.00

676 to 700          650          191,328,992          14.83          6.558       687     294,352      80.47    53.45      100.00

701 to 725          425          132,297,984          10.25          6.449       712     311,289      80.43    45.37      100.00

726 to 750          261           81,583,008           6.32          6.466       737     312,579      80.14    46.50      100.00

751 to 775          133           40,825,239           3.16          6.413       762     306,957      80.28    53.25      100.00

776 to 800           71           21,811,250           1.69          6.448       786     307,201      79.20    52.41      100.00

801 to 813           12            3,911,800           0.30          6.508       805     325,983      76.95    84.64      100.00
                  -----       --------------         ------          -----       ---    --------      -----    -----      ------
TOTAL:            4,851       $1,290,158,636         100.00%         6.701%      664    $265,957      80.03%   62.94%     100.00%
                  =====       ==============         ======          =====       ===    ========      =====    =====      ======


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 664.





GROSS MARGINS

                                            AGGREGATE                            WEIGHTED   AVERAGE   WEIGHTED
                             NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
RANGE OF                     MORTGAGE        BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
GROSS MARGINS                  LOANS       OUTSTANDING       POOL       COUPON     SCORE  OUTSTANDING    LTV      DOC        IO
-------------                  -----       -----------       ----       ------     -----  -----------    ---      ---        --
3.001% to 3.500%                 1     $      116,249       0.01%        6.000%    705     $116,249      79.97%  100.00%   100.00%

4.001% to 4.500%                 4            778,950       0.06         5.234     650      194,737      78.20    59.57    100.00

4.501% to 5.000%              1669        512,836,576      40.69         6.256     668      307,272      78.90    61.82    100.00

5.001% to 5.500%              1893        494,935,657      39.27         6.741     666      261,456      79.71    62.45    100.00

5.501% to 6.000%               872        192,168,645      15.25         7.312     655      220,377      82.07    65.31    100.00

6.001% to 6.500%               237         49,491,691       3.93         7.848     654      208,826      85.83    55.60    100.00

6.501% to 7.000%                40          7,787,376       0.62         8.260     656      194,684      90.16    65.93    100.00

7.001% to 7.500%                 6          2,258,000       0.18         8.674     647      376,333      94.84    73.91    100.00
                             -----     --------------     ------         -----     ---     --------      -----    -----    ------
TOTAL:                       4,722     $1,260,373,143     100.00%        6.686%    665     $266,915      80.07%   62.40%   100.00%
                             =====     ==============     ======         =====     ===     ========      =====    =====    ======


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.304% per annum.

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                              WEIGHTED   AVERAGE   WEIGHTED
                         NUMBER OF        PRINCIPAL    PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
RANGE OF MAXIMUM         MORTGAGE          BALANCE      MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL    PERCENT
MORTGAGE RATES             LOANS         OUTSTANDING      POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
--------------             -----         -----------      ----          ------     -----  -----------    ---      ---       --
11.000% or less             12        $   2,864,510       0.23%         4.918%      699   $238,709      78.80%   96.27%   100.00%

11.001% to 11.500%          88           23,903,979       1.90          5.391       688    271,636      77.91    85.87    100.00

11.501% to 12.000%         595          187,233,948      14.86          5.871       684    314,679      78.72    82.68    100.00

12.001% to 12.500%        1260          380,669,060      30.20          6.334       676    302,118      79.16    66.98    100.00

12.501% to 13.000%        1403          360,589,682      28.61          6.811       660    257,013      79.61    53.04    100.00

13.001% to 13.500%         788          177,723,193      14.10          7.294       651    225,537      81.51    48.51    100.00

13.501% to 14.000%         384           86,945,612       6.90          7.793       634    226,421      83.33    55.56    100.00

14.001% to 14.500%         135           26,860,020       2.13          8.299       629    198,963      86.36    72.31    100.00

14.501% to 15.000%          47           11,002,046       0.87          8.807       603    234,086      87.64    58.01    100.00

15.001% to 15.500%           9            2,401,093       0.19          9.246       591    266,788      91.14    71.03    100.00

15.501% to 16.000%           1              180,000       0.01          9.625       562    180,000      90.00   100.00    100.00
                         -----       --------------     ------          -----       ---   --------      -----    -----    ------
TOTAL:                   4,722       $1,260,373,143     100.00%         6.686%      665   $266,915      80.07%   62.40%   100.00%
                         =====       ==============     ======          =====       ===   ========      =====    =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 15.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.686% per annum.





NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                               WEIGHTED   AVERAGE   WEIGHTED
                         NUMBER OF     PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  PERCENT
NEXT  RATE               MORTGAGE       BALANCE       MORTGAGE        AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL     PERCENT
ADJUSTMENT DATE            LOANS      OUTSTANDING       POOL          COUPON     SCORE  OUTSTANDING    LTV      DOC       IO
---------------            -----      -----------       ----          ------     -----  -----------    ---      ---       --
March 2006                    1     $      188,983        0.01%        6.875%     705   $188,983       90.00%  100.00%    100.00%

April 2006                   13          4,308,681        0.34         6.228      666    331,437       78.61    44.33     100.00

April 2007                    1            195,000        0.02         7.125      564    195,000       67.24   100.00     100.00

May 2007                      1            195,500        0.02         7.625      600    195,500       85.00   100.00     100.00

June 2007                     5          1,553,400        0.12         6.631      630    310,680       83.07    91.09     100.00

July 2007                    14          4,839,177        0.38         6.169      651    345,656       79.43    54.97     100.00

August 2007                  75         23,461,362        1.86         6.398      666    312,818       80.63    55.05     100.00

September 2007              251         70,087,107        5.56         6.745      666    279,232       80.47    53.58     100.00

October 2007               3169        865,510,508       68.67         6.726      663    273,118       80.10    60.25     100.00

November 2007                13          3,155,809        0.25         6.416      660    242,755       76.40    67.52     100.00

May 2008                      1            239,200        0.02         6.625      674    239,200       84.82   100.00     100.00

July 2008                     4            829,250        0.07         6.471      621    207,313       82.19   100.00     100.00

August 2008                  27          7,417,045        0.59         6.335      680    274,705       80.41    50.32     100.00

September 2008               78         17,120,047        1.36         6.634      661    219,488       81.00    72.61     100.00

October 2008                871        207,301,004       16.45         6.625      663    238,003       80.28    71.25     100.00

November 2008                 6          1,016,787        0.08         6.972      624    169,464       81.45   100.00     100.00

September 2009                1            116,249        0.01         6.000      705    116,249       79.97   100.00     100.00

July 2010                     1            332,000        0.03         5.750      695    332,000       80.00     0.00     100.00

August 2010                  11          2,378,921        0.19         6.329      678    216,266       79.30    82.43     100.00

September 2010               14          4,258,765        0.34         6.322      718    304,197       75.19    69.02     100.00

October 2010                164         45,689,147        3.63         6.519      689    278,592       77.94    75.97     100.00

November 2010                 1            179,200        0.01         6.500      655    179,200       80.00   100.00     100.00
                          -----     --------------      ------         -----      ---   --------       -----    -----     ------
TOTAL:                    4,722     $1,260,373,143      100.00%        6.686%     665   $266,915       80.07%   62.40%    100.00%
                          =====     ==============      ======         =====      ===   ========       =====    =====     ======

BACK
DEBT                                 AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
TO                                   PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT           PERCENT
INCOME            NUMBER OF           BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT   SILENT
RATIO          MORTGAGE LOANS       OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV     CLTV     DOC     IO      SECOND
-----          --------------       -----------    ----     ------    -----  -----------    ---     ----     ---     --      -------
0.01 to 5.00        27        $    7,768,318.94    0.40%     6.71%     663    $287,716     78.95%   89.72%  90.50%  52.28%    52.09%
5.01 to 10.00       22        $    4,738,271.35    0.24%     6.72%     658    $215,376     76.22%   85.61%  87.89%  30.80%    58.96%
10.01 to 15.00      72        $   14,588,617.50    0.74%     7.09%     650    $202,620     80.82%   89.09%  78.88%  58.16%    44.90%
15.01 to 20.00     151        $   27,480,758.28    1.40%     6.90%     660    $181,992     77.88%   86.46%  79.14%  50.20%    44.36%
20.01 to 25.00     356        $   58,675,160.07    2.99%     7.03%     643    $164,818     78.38%   85.50%  68.96%  43.04%    37.91%
25.01 to 30.00     528        $  104,643,290.62    5.32%     6.85%     658    $198,188     78.84%   88.06%  65.79%  58.28%    48.08%
30.01 to 35.00     895        $  165,352,202.57    8.41%     6.89%     652    $184,751     79.16%   88.40%  66.76%  55.34%    48.79%
35.01 to 40.00   1,363        $  281,943,704.48   14.35%     6.86%     655    $206,855     80.07%   91.30%  59.21%  63.48%    58.75%
40.01 to 45.00   1,909        $  433,204,255.73   22.04%     6.87%     661    $226,927     80.51%   92.86%  51.27%  67.64%    64.31%
45.01 to 50.00   2,371        $  545,874,068.41   27.78%     6.88%     658    $230,229     80.55%   93.39%  51.59%  69.11%    66.33%
50.01 to 55.00   1,492        $  319,616,263.03   16.26%     6.63%     650    $214,220     80.44%   93.93%  92.15%  73.42%    70.51%
55.01 to 60.00       8        $    1,272,715.82    0.06%     7.49%     610    $159,089     79.54%   90.97%  66.83%  57.18%    57.18%
                 -----        -----------------  ------      ----      ---    --------     -----    -----   -----   -----     -----
TOTAL:           9,194        $1,965,157,626.80  100.00%     6.84%     656    $213,743     80.13%   91.96%  62.60%  65.65%    61.64%
                 =====        =================  ======      ====      ===    ========     =====    =====   =====   =====     =====